EXHIBIT 10.61


EMPLOYEE: BERNIE W. STEWART


Date: As of April 15, 1996
Number of Shares Subject to Option: 75,000


                          FALCON DRILLING COMPANY, INC.

                             STOCK OPTION AGREEMENT


     I.   Nonqualified Stock Option

          1. Grant of Nonqualified Stock Option. Pursuant to the provisions of the Falcon Drilling Company, Inc. 1995 Stock Option Plan (the "Plan"), the Company hereby grants to the Participant, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the option ("NQSO") to purchase 75,000 shares of Stock, at a purchase price of $19.44 per share, such NQSO to be exercisable and exercised as hereinafter provided.

          2.    Exercise  of  NQSO.   Subject to  the  other  terms  of  this
Agreement regarding the exercisability of this NQSO, this NQSO may be exercised in accordance with the following:

                                        This NQSO Shall be Exercisable
                                        with Respect to the Following
       On or After this Date            Cumulative Number of Shares
            4/15/97                                15,000
            4/15/98                                15,000
            4/15/99                                15,000
            4/15/2000                              15,000
            4/15/2001                              15,000

This NQSO may be exercised, to the extent exercisable by its terms, from time to time in whole or in part at any time prior to the expiration thereof. Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which this NQSO is being exercised.

     II.  General Terms and Conditions

          1. Payment of Purchase Price Upon Exercise. At the time of any exercise of any NQSO, the purchase of the shares as to which any such option shall be exercised shall be paid in full to the Company in cash, provided, that with the consent of the Company and in accordance with the Plan, some or all of the purchase price may be in the form of Stock already owned by the Participant or other consideration (including the relinquishment of a portion of the NQSO).

          2. Expiration Date. This Option shall expire ten years from the date indicated above.

          3. Exercise in the Event of Death, Disability, or Termination of Employment. (i) If the Participant's employment terminates because of (a) involuntary termination of employment by the Participating Company other than for cause, as determined by the Board in its sole discretion, or (b) retirement in accordance with the terms and conditions of a retirement plan adopted by the Participating Company; he or she may exercise his or her NQSO to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within three months after the date of the termination of his or her employment or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section II.2.

          (ii) If the Participant dies while an Employee of a Participating Company, his or her ISO may be exercised, to the extent that the Participant shall have been entitled to do so on the date of his or her death or such termination of employment, by his or her Beneficiary including, if applicable, his or her executors or administrators, at any time, or from time to time, within three months after the date of the Participant's death or within such other period, and subject to such terms and conditions as the Committee may specify, but no later than the expiration date specified in
Section II.2.

          (iii) If the Participant's employment by a Participating Company terminates because of his or her Total Disability, he or she may exercise his or her NQSO, to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within one year after the date of the termination of his or her employment or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section II.2.

          4. Nontransferability. No NQSO shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Participant, any NQSO shall be exercisable only by the Participant or, in the event of the Disability of the Participant, a legally constituted representative of the Participant.

          5. Adjustments. Subject to Section 9(b) of the Plan, if the outstanding shares of Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Stock or other securities, an appropriate and proportionate adjustment shall be made in (i) the number and kind of shares or other securities subject to the outstanding Options, and (ii) the price for each share or other unit of any other securities subject to outstanding Options without change in the aggregate purchase price or value as to which such Options remain exercisable or subject to restrictions. Any adjustment under this Section II.5 will be made by the Board, whose determination as to what adjustments will be made and the extent thereof will be final, binding and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustment. Any adjustment so made shall be final and binding upon the Participant and his or her Beneficiary.

          6. No Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to any shares of Stock subject to any NQSO prior to the date of issuance to him or her of a certificate or certificates for such shares.

          7. No Right to Continued Employment. This Agreement shall not confer upon the Participant any right with respect to continuance of employment by any Participating Company nor shall it interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

          8. Compliance with Law and Regulations. This Agreement and the obligation of the Company to sell and deliver shares of Stock hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as the Committee shall determine are required. If at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government or regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of shares of Stock is necessary or desirable as a condition of or in connection with the issue or purchase of shares of Stock hereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. Moreover, a NQSO may not be exercised if its exercise or the receipt of shares of Stock pursuant thereto would be contrary to applicable law.

          9. Tax Withholding Requirements. The Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for Stock.

          10. Investment Representation. The Committee may require the Participant to furnish to the Company, prior to the issuance of any shares of Stock upon the exercise of all or any part of any NQSO, an agreement (in such form as the Committee may specify) in which the Participant represents that the shares acquired by him upon exercise are being acquired for investment and not with a view to the sale or distribution thereof.

     III. Miscellaneous

          1. Participant Bound by Plan. The Participant hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. All capitalized terms not defined herein shall have the same meaning as defined under the Plan.

          2. Notices. Any notice hereunder to the Company shall be addressed to it at its office, 1900 West Loop South, Suite 1910, Houston, Texas 77027, Attention: Chairman, and any notice hereunder to the Participant shall be addressed to him or her at subject to the right of either party to designate at any time hereafter in writing some other address.

          3. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute one and the same instrument.

          IN WITNESS WHEREOF, Falcon Drilling Company, Inc. has caused this Agreement to be executed by a duly authorized officer and the Participant has executed this Agreement both as of the 28th day of October, 1996, but effective as of the day and year first above written.

                              FALCON DRILLING COMPANY, INC.

                              By:__________________________
                                 Name:  Steven A. Webster
                                 Title:    Chairman and CEO
______________________  (L.S.)
Participant
Bernie W. Stewart